                                                                    EXHIBIT 10.6





                                     MICHCON

                         SUPPLEMENTAL DEATH BENEFIT AND

                             RETIREMENT INCOME PLAN





                (AS AMENDED AND RESTATED EFFECTIVE APRIL 1, 1997)

                                TABLE OF CONTENTS

SECTION                                                                                                           PAGE
-------                                                                                                           ----
 ARTICLE 1 ......................................................................................................  1
      Title
 ARTICLE 2 ......................................................................................................  1
      Definitions
 ARTICLE 3 ......................................................................................................  6
      Purpose
 ARTICLE 4 ......................................................................................................  6
      Effective Date
 ARTICLE 5 ......................................................................................................  6
      Participation
 ARTICLE 6 ......................................................................................................  7
      Benefits
 ARTICLE 7 ...................................................................................................... 10
      Conditions for Benefits
 ARTICLE 8 ...................................................................................................... 12
      Unfunded Plan
 ARTICLE 9 ...................................................................................................... 13
      Assignment
 ARTICLE 10 ..................................................................................................... 13
      Administration
 ARTICLE 11 ..................................................................................................... 14
      Amendment, Suspension or Termination
 ARTICLE 12 ..................................................................................................... 14
      Legal Fees and Expenses
 ARTICLE 13 ..................................................................................................... 15
      No Employment Rights and Not a Contract to Continue in
           Office

                                     MICHCON

                         SUPPLEMENTAL DEATH BENEFIT AND

                             RETIREMENT INCOME PLAN

                      (as amended effective April 1, 1997)

                                   ARTICLE I

                                      TITLE

     The title of this plan shall be the "MichCon Supplemental Death Benefit and Retirement Income Plan."

                                    ARTICLE 2

                                  DEFINITIONS

     The following words and phrases used herein shall have the following respective meanings unless the context clearly requires otherwise:

     (1)  Board: The Board of Directors of MCN Energy Group Inc.

     (2) Cause: Cause shall mean repeated material breaches of an Employee's duties of employment which are not cured after receipt by the Employee of written notice specifying such breaches or the Employee's conviction of a felony involving moral turpitude.

     (3)  Change of Control: Change of Control shall mean:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of MCN Energy Group Inc. (the "Outstanding MCN Common Stock") or (ii) the combined voting power of the then outstanding voting securities of MCN Energy Group Inc. entitled to vote generally in the election of directors (the "Outstanding MCN Voting Securities"): provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from MCN Energy Group Inc. (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by MCN Energy Group Inc., (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by MCN Energy Group Inc. or any corporation controlled by MCN Energy Group Inc. or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i),
               (ii) and (iii) of subsection (c) of this Section 2 are satisfied; or

          (b) Individuals who, as of the date hereof, constitute the Board of Directors of MCN Energy Group Inc. (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by MCN Energy Group Inc.'s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation
               14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Approval by the shareholders of MCN Energy Group Inc. of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (1) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities immediately prior to such reorganization, merger or consolidation is substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities, as the case may be, (ii) no Person (excluding MCN Energy Group Inc., any employee benefit plan or related trust sponsored or maintained by MCN Energy Group Inc. or any corporation controlled by MCN Energy Group Inc. or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding MCN Common Stock or Outstanding MCN Voting Securities, as the case may be) beneficially owns directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

          (d) Approval by the shareholders of MCN Energy Group Inc. of (i) a complete liquidation or dissolution of MCN Energy Group Inc. or
               (ii) the sale or other disposition of all or substantially all of the assets of MCN Energy Group Inc., other than to a corporation, with respect to which following such sale or other disposition,
               (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities, as the case may be, (B) no Person (excluding MCN Energy Group Inc., any employee benefit plan or related trust sponsored or maintained by MCN Energy Group Inc. or any corporation controlled by MCN Energy Group Inc., or such corporation resulting from such reorganization, merger or consolidation, and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% of more of the Outstanding MCN Common Stock or Outstanding MCN Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of MCN Energy Group Inc.

     (4)  Committee: The Compensation Committee of the Board.

     (5)  Company: Michigan Consolidated Gas Company.

     (6) Dependent Child: A natural born or legally adopted child, stepchild or foster child of an Employee, including children conceived at the date of death, which child is unmarried, is not in the armed forces of any country, has not attained the age of 21, and prior to the death of the Survivor was dependent upon such Survivor for his or her principal support and maintenance and, if a stepchild or foster child, resided in such Survivor's household. If, with respect to an Employee, there are more than four persons who qualify under the preceding sentence at anytime, only the four youngest such persons shall be treated as qualifying.

     (7) Directors: Members of the Board who are not also employees of the Company or of a Subsidiary.

     (8) Employees: Key salaried employees of the Company or a Subsidiary who are employed in an executive, administrative, or professional capacity.

     (9) Final Annual Salary: The regular basic annual salary for an Employee before any payroll deductions, Section 401(k) contributions, non-qualified deferred compensation contributions, or cafeteria plan election, but excluding bonuses, awards and severance payments. This amount shall be determined at the time the employment of the Employee ceases as a result of retirement, termination or death.

     (10) Good Reason: Good Reason means (i) a significant change in the Employee's authority, duties, responsibilities or status within MCN from those which existed immediately prior to the Change in Control;
          (ii) a change (other than a bona fide promotion) in the Employee's title or office; (iii) a reduction in the Employee's compensation or benefits existing immediately prior to the Change in Control; (iv) a change in the Employee's assigned place of employment requiring physical relocation, or a material change in the Employee's business travel obligations;
          (v) any similar significant change in the requirements, responsibilities or compensation of the Employee from the arrangements immediately prior to the Change in Control imposed by MCN without the express written consent of the Employee; or (vi) any other changes in working conditions that a reasonable man holding a similar position would find untenable.

     (11) MCN: MCN Energy Group Inc.

     (12) Plan: MichCon Supplemental Death Benefit and Retirement Income Plan.

     (13) Subsidiary: Any corporation in which the Company owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock.

     (14) Survivor: The Employee or the Employee's spouse (if any) whose death occurs last.

                                   ARTICLE 3

                                     PURPOSE

     The purpose of the Plan is to improve the ability of the Company and its Subsidiaries to attract and retain executives and directors.

                                    ARTICLE 4

                                 EFFECTIVE DATE

             The effective date of the Plan shall be June 22, 1988.

                                   ARTICLE 5

                                 PARTICIPATION

     Participation in the Plan is limited to Employees and Directors who are recommended by the Committee and approved by the Board. No person shall have a right to participate in the Plan without approval by the Board. Participation in the Plan shall be evidenced by a written agreement executed between the Company and the Employee or Director. No person eligible for benefits under this Plan as an Employee shall be eligible for benefits under this Plan as a Director.

     No benefit shall be payable to or on behalf of any Director who dies or retires on or after April 1, 1997.


                                    ARTICLE 6

                                    BENEFITS

A. Pre-Retirement Death Benefit

     Provided the conditions specified in Article 7, Section A are satisfied, the Company will pay solely to the surviving spouse of an Employee who participated in the Plan, a pre-retirement death benefit of 1/24th of the Employee's Final Annual Salary during the month of the Employee's death and monthly thereafter through and including the month the Employee would have attained age 65, and thereafter, monthly payments of 1/60th of the Employee's Final Annual Salary through and including the month in which the Employee would have attained age 75. All such payments will be made only during the lifetime of the Employee's surviving spouse and will cease upon the death of said spouse. With respect to Directors, provided the conditions specified in Article 7, Section A are satisfied, the Company will pay solely to the surviving spouse of a Director who participated in the Plan, a pre-retirement death benefit of $100,000 at the time of the Director's death. Payment will be made only to the Director's surviving spouse and no payment will be made if there is no surviving spouse.

B. Post-Retirement Benefit

     Provided the conditions specified in Article 7, Section B are satisfied, the Company will pay to an Employee or Director who participated in the Plan, a post-retirement benefit. An Employee who retires prior to age 62 and the Employee's surviving spouse are not eligible (without approval of the Committee) to begin receiving any post-retirement benefit until the date that the Employee attains or would have attained age 62 had the Employee lived. A Director who ceases to hold office as a Director prior to age 65 is not eligible (without approval of the Committee) to receive any post-retirement benefit. If such approval is obtained, post-retirement benefits will begin on the date the Director attains or would have attained age 65 had the Director lived, unless otherwise approved by the Committee.

     An Employee shall elect, at least 30 days prior to the Employee's retirement (or at least 30 days prior to attaining age 62 if the second paragraph of Article 7, Section D applies to the Employee), on a form approved by the Committee, to receive a post-retirement benefit pursuant to any one of the following options. A Director shall elect, at least 30 days prior to the Director ceasing to hold office as a Director (or at least 30 days prior to attaining age 65 if the third paragraph of Article 7, Section D applies to the Director), on a form approved by the Committee, to receive a post-retirement benefit pursuant to either Option A or C.

1.   Supplemental Retirement Benefit Options
     OPTION A. The Company will pay to an Employee, in equal monthly payments, 20% of the Employee's Final Annual Salary each year for each of the first 10 years following the Employee's retirement from the Company or a Subsidiary or following the Employee's attainment of age 62, whichever is later. With respect to Directors, the Company will pay to a Director, in equal monthly payments, $10,000 each year for each of the first 10 years following the Director's ceasing to hold office as a Director. Such payments will be made only to the Employee or Director, or in the event of the Employee's or Director's death, to the Employee's or Director's surviving spouse, and upon the death of the survivor thereof shall cease.

                                       OR

     OPTION B. The Company will pay to an Employee, in equal monthly payments, 15% of the Employee's Final Annual Salary each year for each of the first 15 years following the Employee's retirement from the Company or a Subsidiary or following the Employee's attainment of age 62, whichever is later. Such payments will be made only to the Employee, or in the event of the Employee's death, to the Employee's surviving spouse, and upon the death of the survivor thereof shall cease.

                                       OR

2.   Post-Retirement Death Benefit Option

     OPTION C. The Company will pay solely to an Employee's surviving spouse, the sum of 332% of the Employee's Final Annual Salary upon the later of the Employee's death or the date the Employee would have attained age 62 had the Employee lived. With respect to Directors, the Company will pay solely to the Director's surviving spouse, the sum of $100,000 upon the death of a Director if the death occurs after the Director ceased to hold office as a Director. No payment will be made if there is no surviving spouse.

                                       OR

     OPTION D. The Company will pay solely to an Employee's surviving spouse, in equal monthly payments, 42% of the Employee's Final Annual Salary each year for each of the first 10 years following the later of the Employee's death or the date the Employee would have attained age 62 had the Employee lived. Such payments will be made only during the lifetime of the Employee's surviving spouse and will cease upon the death of said spouse.

                                       OR

     OPTION E. The Company will pay solely to an Employee's surviving spouse, in equal monthly payments, 32% of the Employee's Final Annual Salary each year for each of the first 15 years following the later of the Employee's death or the date the Employee would have attained age 62 had the Employee lived. Such payments will be made only during the lifetime of the Employee's surviving spouse and will cease upon the death of said spouse.

C.   Dependent Child Benefit

     Provided the conditions specified in Article 7, Section C are satisfied, the Company will pay to a Dependent Child of an Employee who participated in the Plan, a dependent child benefit of 1/96th of the Employee's Final Annual Salary during the month of the Survivor's death and monthly thereafter through and including the month the Dependent Child attains age 21. All such payments are limited to persons who qualify as a Dependent Child and no other person shall receive any dependent child benefit.

D.   Assumption of Liability for Benefits

     The Company will assume Primark Corporation's obligations with respect to each person who was covered by the Primark Corporation Supplemental Death Benefit and Retirement Income Plan and who is a Director or Employee of the Company immediately after the effective date of the spin-off of the Company from Primark Corporation except for the obligation to the person who, immediately before the spin-off, was the Chief Executive Officer of Primark Corporation.

                                    ARTICLE 7

                        CONDITIONS FOR BENEFITS BENEFITS

A. Pre-Retirement Death Benefit

     Subject to the following conditions, the pre-retirement death benefit provided in Article 6, Section A shall be paid to an Employee's or Director's surviving spouse.

CONDITIONS

     1. The Employee shall have been in the continuous employ of the Company or a Subsidiary from the date of participation in the Plan until the time of the Employee's death. With respect to Directors, the Director shall have served continuously on the Board from the date of participation in the Plan until the time of the Director's death; and

     2. The Employee shall have died while in the employ of the Company or a Subsidiary and prior to the Employee's actual retirement from the Company or a Subsidiary. With respect to Directors, the Director shall have died while holding office.

B.   Post-Retirement Benefit

     Subject to the following conditions, the post-retirement death benefit provided in Article 6, Section B1 or B2 shall be paid to an Employee or Director or the respective surviving Spouse.

     CONDITIONS

     1. The Employee shall have been in the continuous employ of the Company or a Subsidiary from the date of participation in the Plan until the time of the Employee's retirement. With respect to Directors, the Director shall have served continuously on the Board from the date of participation in the Plan until the Director attains age 65, unless otherwise approved by the Committee; and

     2. The Employee shall have retired from the Company or a Subsidiary in accordance with the terms of the MichCon Retirement Plan. With respect to Directors, the Director shall have ceased to hold office as a Director, otherwise than by death.

C.   Dependent Child Benefit

     Subject to the following conditions, the dependent child benefit provided in Article 6, Section C shall be paid to any person who qualifies as a Dependent Child.

     CONDITIONS

     1. The Employee shall have been in the continuous employ of the Company or a Subsidiary from the date of participation in the Plan until the time of the Employee's death; and

     2. The Employee shall have died while in the employ of the Company or a Subsidiary and prior to the Employee's actual retirement from the Company or a Subsidiary; and

     3.   The Employee's spouse (if any) shall have died; and

     4.   A Dependent Child survives.

D.   Continued Services Required

     Except as provided in this Section, all rights to benefits under this Plan shall terminate upon termination of the Employee's employment with the Company or a Subsidiary for any reason other than the Employee's death or retirement in accordance with the terms of the MichCon Retirement Plan. With respect to Directors, except as provided in this Section, all rights to benefits under this Plan shall terminate if the Director ceases to hold office as a Director before the Director attains age 65, unless otherwise approved by the Committee.

     Notwithstanding any other provision of this Plan, if (1) a Change in Control occurs, (2) the Employee was either admitted to participation in the Plan on or before July 1, 1988, or the Change in Control occurs more than 12 months (or such shorter period as approved by the Committee) after the Employee was admitted to participation in the Plan, and (3) within 60 months after the Change in Control occurs, the employment of the Employee is terminated (i) by the Company other than for Cause or (ii) by the Employee for Good Reason, then all rights to benefits under this Plan shall continue as if such termination of employment had not occurred. A pre-retirement death benefit shall be available if such person dies prior to attaining age 62, and a post-retirement benefit shall be available when such person attains age 62.

     Notwithstanding any other provision of this Plan, if (1) a Change in Control occurs, (2) the Director was either admitted to participation in the Plan on or before July 1, 1988, or the Change in Control occurs more than 12 months (or such shorter period as approved by the Committee) after the Director was admitted to participation in the Plan, and (3) as part of or within 60 months after the Change in Control, the Director ceases to hold office otherwise than (i) removal by the shareholders for Cause, or (ii) resignation by the Director, then all rights to benefits shall continue as if the Director had continued to hold office. A pre-retirement death benefit shall be available if such Director dies prior to attaining age 65, and a post-retirement benefit shall be available when such Director attains age 65.

     Notwithstanding any other provision of this Plan, if an Employee is admitted to participation in the Plan, and has reached age 55, and thereafter, the employment of the Employee is terminated prior to retirement other than for Cause, then all rights to benefits under this Plan accrued as of the later of December 31, 1993 or on December 31 of the year the employee reaches age 55 shall continue as if such termination of employment had not occurred. A pre-retirement death benefit shall be available if such person dies prior to attaining age 62, and a post-retirement benefit shall be available when such person attains age 62.

                                   ARTICLE 8

                                 UNFUNDED PLAN

     This Plan shall not be a funded plan. Any insurance Policy or other asset acquired or held by the Company in connection with this Plan shall not be deemed to be held by the Company in trust for any person, or to be security for the performance of any obligations of the Company, but shall be and remain a general asset of the Company. No person shall have any property interest in any specific assets of the Company. Any rights acquired pursuant to the Plan shall be those of an unsecured creditor. The obligation to make payments under this Plan shall be and remain an unsecured, unfunded general obligation of the Company.

                                    ARTICLE 9

                                   ASSIGNMENT

     No benefit hereunder of any person is assignable or transferable to any other person nor may such be sold, assigned, conveyed, or otherwise transferred or hypothecated.

                                   ARTICLE 10

                                 ADMINISTRATION

     This Plan shall be administered by the Committee. The Committee shall have full authority and responsibility to interpret and administer the terms of the Plan and may adopt rules and regulations governing the administration of the Plan.

     The Committee shall be responsible for making recommendations to the Board with respect to Employees and Directors who are to participate in the Plan. In discharging this responsibility, the Committee may consult with individual members of the Board, with the management of the Company or with such other persons as the Committee may deem appropriate.

     The Board shall determine which Employees and Directors shall participate in the Plan, based upon the recommendations of the Committee, and the Board's own consideration of who should participate in the Plan.

     The Committee, in its absolute discretion, may cause benefit payments to an Employee to commence prior to the Employee attaining age 62 if it deems such action appropriate to the circumstances.

     The Committee, in its absolute discretion, may provide benefits to a Director even if the Director fails to hold office until the Director attains age 65 and may cause benefit payments to such Director to commence prior to the Director attaining age 65 if it deems such action appropriate to the circumstances.

     The Committee, in its absolute discretion, may provide benefits to an Employee or Director even if such person was admitted to participation in the Plan or the Primark Corporation Supplemental Death Benefit and Retirement Income Plan within 12 months of a Change in Control.

     Any member of the Committee or of the Board who is being considered for eligibility or who would be affected by a matter being considered shall not vote or act on such matter.

                                   ARTICLE 11

                      AMENDMENT, SUSPENSION OR TERMINATION

     MCN's Board of Directors may at any time amend, suspend or terminate the Plan, or any part thereof, for any purpose; provided, however, that no such amendment, suspension or termination shall affect any agreement between an Employee or Director and MCN without the written consent of the Employee or Director.

                                   ARTICLE 12

                            Legal Fees and Expenses

     MCN shall pay all legal fees and expenses that an Employee or Director admitted to participation in the Plan, or such Employee's or Director's spouse or Dependent Child may incur as a result of MCN contesting the validity, enforceability, or any such person's interpretation of, or determinations under this Plan; provided, however, MCN shall not be required to pay any fees or expenses of any such person unsuccessfully seeking to obtain benefits following a Change in Control based upon termination of employment or removal from Office for Cause.

                                   ARTICLE 13

                            No Employment Rights and
                      Not a Contract to Continue in Office

     Nothing contained in the Plan and no actions taken pursuant to the provisions of the Plan shall be construed as a contract of employment between the Company or a Subsidiary and an Employee, or as a right of any Employee to be continued in the employment of the Company or a Subsidiary, or as a limitation of the right of the Company or a Subsidiary to discharge any Employee at any time, with or without cause, or as a limitation of the right of the Employee to terminate employment at any time.

     Nothing contained in the Plan and no actions taken pursuant to the provisions of the Plan shall be construed as a contract for services between the Company and a Director, or as a right of a Director to continue to serve as a director, or as a limitation of the right of shareholders to remove a Director from office, with or without cause, or as a limitation of the right of the Director to resign from office.

     IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Plan as of this 1st day of April, 1997.



                                   MICHIGAN CONSOLIDATED GAS COMPANY



                                   By: /s/ Stephen E. Ewing
                                      ------------------------------
                                        Stephen E. Ewing,
                                        President and Chief Executive
                                        Officer

Restated April 1, 1997

                              MCN ENERGY GROUP INC.

                         SUPPLEMENTAL DEATH BENEFIT AND

                           RETIREMENT INCOME AGREEMENT

                                    EMPLOYEE


     THIS AGREEMENT is made this        day of)      ,            , between MCN
Energy Group Inc., a Michigan Corporation, (the "Corporation") and          , an
employee of the Corporation (the "Employee").


                                   WITNESSETH

     WHEREAS, the Employee has agreed to serve as an officer of the Corporation and the Corporation desires to encourage the Employee to continue to perform his or her duties in a capable and efficient manner.

     NOW, THEREFORE, in consideration of the foregoing and the benefits to be derived hereunder, the Corporation and Employee agree as follows:
     The Employee shall receive the benefits of an Employee under the MichCon Supplemental Death Benefit and Retirement Income Plan ("Plan") as in effect on this date subject to all the terms and conditions as specified in the Plan. The Plan and all its provisions are hereby incorporated by reference. The benefits under this Agreement are in lieu of those otherwise payable by MichCon.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this agreement an behalf of the Corporation and the Employee has executed this agreement on the date first above written:



                                    MCN ENERGY GROUP INC.

                                    By:
                                       -----------------------------------

                                    Its: Secretary
                                        ----------------------------------



                                    EMPLOYEE


                                    --------------------------------------

                              MCN ENERGY GROUP INC.

                         SUPPLEMENTAL DEATH BENEFIT AND

                           RETIREMENT INCOME AGREEMENT

                              OPTION ELECTION FORM

                                    EMPLOYEE


Name                                               Soc. Sec. No.
Retirement Date                                    I. D. No.
Name of Spouse                                     Soc. Sec. No.

I hereby elect to receive the following post-retirement benefit under my Supplemental Death Benefit and Retirement Agreement with MCN Energy Group Inc. which is subject to all the terms and conditions specified in the MichCon Supplemental Death Benefit and Retirement Income Plan ("Plan"). The Plan and all its provisions are hereby incorporated by reference.

                              Option A

                              Option B

                              Option C

                              Option D

                              Option E

I understand that once having retired, I may not change this election.



---------------------------                -----------------------------------
  Date                                     Employee


---------------------------                -----------------------------------
  Date                                     Witness

                             MCN ENERGY GROUP INC.

                         SUPPLEMENTAL DEATH BENEFIT AND

                           RETIREMENT INCOME AGREEMENT

                                    DIRECTOR

     THIS AGREEMENT is made this     day of        , 19     , between MCN Energy
Group Inc., a Michigan Corporation, (the "Corporation") and                   ,
a non-employee director of the Corporation (the "Director").



                                   WITNESSETH



     WHEREAS, the Director has agreed to serve On the Board of Directors of the Corporation and the Corporation desires to encourage the Director to continue to perform his or her duties in a capable and efficient manner.

     NOW, THEREFORE, in consideration of the foregoing and the benefits to be derived hereunder, the Corporation and Director agree as follows:

     The Director shall receive the benefits of a Director under the MichCon Supplemental Death Benefit and Retirement Income Plan ("Plan") as in effect as of January 4, 1989 subject to all the terms and conditions as specified in the Plan. The Plan and all its provisions are hereby incorporated by reference. The benefits under this Agreement are in lieu of those otherwise payable by MichCon.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this agreement on behalf of the Corporation and the Director has executed this agreement on the date first above written:



                                        MCN ENERGY GROUP INC.

                                        By:
                                           --------------------------

                                        Its: Secretary
                                             ------------------------



                                        DIRECTOR



                                        -----------------------------
                                        Director

                              MCN ENERGY GROUP INC.

                         SUPPLEMENTAL DEATH BENEFIT AND

                           RETIREMENT INCOME AGREEMENT

                              OPTION ELECTION FORM

                                    DIRECTOR


Name                                              Soc. Sec. No.
Last Date to Hold Office
Name of Spouse                                    Soc. Sec. No.

I hereby elect to receive the following post-retirement benefit under the MichCon Supplemental Death Benefit and Retirement Income Plan ("Plan"), subject to all the terms and conditions specified in the Plan. The Plan and all its provisions are hereby incorporated by reference.

                                    Option A

                                    Option C


I understand that once having ceased to serve on the Board of Directors of MCN Energy Group Inc., I may not change this election.



------------------------------            ----------------------------------
   Date                                        Director

------------------------------                 --------------------------------
   Date                                        Witness

                        MICHIGAN CONSOLIDATED GAS COMPANY

                         SUPPLEMENTAL DEATH BENEFIT AND

                           RETIREMENT INCOME AGREEMENT

                                    EMPLOYEE

     THIS AGREEMENT is made this      day of                19  , between
Michigan Consolidated Gas Company, a Michigan Corporation, (the "Company") and
                  , an employee of the Company (the "Employee").



                                   WITNESSETH



     WHEREAS, the Employee has agreed to serve as an officer of the Company and the Company desires to encourage the Employee to continue to perform his or her duties in a capable and efficient manner.


     NOW, THEREFORE, in consideration of the foregoing and the benefits to be derived hereunder, the Company and Employee agree as follows:
     The Employee shall receive the benefits of an Employee under the MichCon Supplemental Death Benefit and Retirement Income Plan ("Plan") as in effect on this date subject to all the terms and conditions as specified in the Plan.

     IN WITNESS WHEREOF, the undersigned officer of the Company has executed this agreement on behalf of the Company and the employee has executed this agreement on the date first above written:


                                  MICHIGAN CONSOLIDATED GAS COMPANY

                                  By:
                                     --------------------------------
                                          Stephen E. Ewing


                                  Its: President and Chief Executive
                                          Officer



                                  EMPLOYEE


                                  ------------------------------------

                        MICHIGAN CONSOLIDATED GAS COMPANY

                         SUPPLEMENTAL DEATH BENEFIT AND

                           RETIREMENT INCOME AGREEMENT

                              OPTION ELECTION FORM

                                    EMPLOYEE

Name                                     Soc. Sec. No.
Retirement Date                          I. D. No.
Name of Spouse                           Soc. Sec. No.

I hereby elect to receive the following post-retirement benefit under my Supplemental Death Benefit and Retirement Agreement with the Company which is subject to all the terms and conditions specified in the MichCon Supplemental Death Benefit and Retirement Income Plan ("Plan"). The Plan and all its provisions are hereby incorporated by reference.

                                    Option A

                                    Option B

                                    Option C

                                    Option D

                                    Option E

I understand that once having retired, I may not change this election.


-------------------------------              -----------------------------------
     Date                                    Employee


-------------------------------              -----------------------------------
     Date                                    Witness